N902TX Helicopter Lease Agreement

This Helicopter Lease Agreement (this "**Agreement**") is made this January 10, 2020 and effective January 1, 2020 (the "**Effective Date**"), by and between Air Rescue Systems Corporation, a Delaware limited liability company ("**Lessor**") and Brim Equipment Leasing LLC, an Oregon limited liability company ("**Lessee**"). Each of Lessor and Lessee is sometimes hereinafter referred to as a "**Party**" and collectively as the "**Parties**" as the context requires.

WHEREAS, Lessor owns that certain MCDONNELL DOUGLAS HELICOPTER model 902N helicopter, bearing United States Registration Number N902TX, manufacturer's serial number 900-00092, with two PRATT & WHITNEY model PW207E engines bearing manufacturer's serial numbers BG0096 (described on the International Registry Manufactures' List as model PW200 Series, serial number BG0096) and BG0118 (described on the International Registry Manufactures' List as model PW200 Series, serial number BG0118), and any appliances, components, parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature (other than the engine or complete engines) which may from time to time be incorporated or installed in or attached to the airframe or any engine and includes replacement thereof (the "**Helicopter**"); and

WHEREAS, Lessor desires to lease the Helicopter to Lessee and Lessee desires to lease the Helicopter from Lessor.

NOW THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Parties agree as follow:

1. Grant of Lease; Term. Subject to the terms and conditions set forth herein, Lessor hereby leases the Helicopter to Lessee and Lessee hereby leases the Helicopter from Lessor. The term of this Agreement shall begin on the date hereof and shall continue in effect for five (5) years, unless earlier terminated as provided herein. Each of Lessor and Lessee shall have the right to terminate this Agreement upon one hundred twenty (120) days' written notice to the other Party for any or no reason, provided, however, that in the event the Helicopter has been committed to providing service for any customer of Lessee or any other third party, any notice of termination by Lessor with respect to such Helicopter shall not take effect until the termination of such commitment. This Agreement may also be terminated for cause in the case of an uncured Event of Default as described in Section 10 below, and shall terminate immediately and automatically without notice from either Party upon Lessee's suspension, revocation or surrender of any of its Part 133, 135, or 137 Certificates.

2. Delivery Condition; Acceptance; Valuation. Lessee and Lessor acknowledge and agree that the Helicopter has been delivered to Lessee in an Airworthy Condition, with a current "Annual Inspection" and "100 Hour Inspection." Lessor and Lessee further acknowledge and agree as to the Summary of MD 902 Component Information (the "**Component Summary**") set forth in Exhibit A attached hereto, and to the total valuation of those certain key components of the Helicopter described in the Component Summary at the time of delivery as set forth in such Exhibit A (the "**Delivery Component Value**"). In further evidence of support, the maintenance records underpinning the Delivery Component Value is set forth in Exhibit E attached hereto.

3. Use. Lessee shall use the Helicopter in a safe and appropriate manner and shall comply with and conform to all national, state, municipal, and other laws, ordinances and regulations in any way relating to the possession, use or maintenance of the Helicopter.

4. Maintenance and Repair. Lessee shall, at its own cost and expense, repair and maintain the Helicopter so as to keep it in good working order and operating condition during the term of this Agreement, including paying for: (i) any and all pre-flight and post-flight inspections and/or recurring inspections and scheduled and/or non-scheduled maintenance, and (ii) all inspections and other maintenance necessary for the Helicopter's operation under 14 CFR Parts 91, 133, 135, and 137. Except as otherwise provided below in this Section 4, Lessee shall be responsible for any damage or repair to the Helicopter which is caused or made necessary during the term of this Agreement while the Helicopter is under Lessee's, or its employees', agents', or representatives' control. However, notwithstanding the foregoing provisions of this Section 4, Lessor shall be responsible for the cost of parts and labor to comply with non- recurring mandatory Airworthiness Directives and Service Bulletins.

5. Rental Rate. Lessee shall pay to Lessor the Aircraft Rental Rate set forth on Exhibit B attached hereto (the "**Aircraft Rental Rate**"). Within 20 days after the end of each month during the term of this Agreement, Lessee shall deliver to Lessor: (a) a reasonably detailed accounting statement (each, a "**Monthly Statement**") setting forth the amounts payable during the previous month pursuant to this Agreement; and (b) the amount, if any, payable as set forth on such Monthly Statement. Within 10 days after Lessor's receipt of any Monthly Statement showing an amount payable, Lessee shall remit such payment to Lessor.

It is understood by the Parties hereto that Lessee shall make every reasonable commercial effort to make timely payments to Lessor, and that the foregoing payment terms are not a waiver of Lessor's right to ultimately receive payment from Lessee for work properly performed under this Agreement. Lessee will not be considered in default under this Agreement if it is in compliance with any of the payment terms set forth in this paragraph.

If full payment of an overdue amount is not made by Lessee to Lessor within thirty (30) days after Lessor's receipt of any Monthly Statement, Lessor shall have the right at that time to terminate this Agreement, and Lessee will then be required to make arrangements for, and pay the cost of, return of the Helicopter to Lessor. Nothing in the foregoing sentence shall be contstruted as a waiver of Lessee's obligation to pay the Aircraft Rental Rate.

6. Responsibilities and Fees.

(a) Lessor shall be responsible only for the following expenses related to the use of the Helicopter:

(i) Payment of all debt service, license and federal, state and local registration fees;

(ii) Any applicable property taxes due for the ownership and operation of the Helicopter; and

(iii) The cost of parts and labor to comply with non-recurring mandatory Airworthiness Directives and non-recurring mandatory Service Bulletins.

(b) Lessee shall be responsible for all other expenses, including but not limited to the following:

(i) Hangar storage;

(ii) Insurance on the Helicopter, as described in Section 8, below;

(iii) Fuel and regular operating oil; and

(iv) maintenance required (A) on account of accident, foreign object damage or misuse of the Helicopter or (B) all pre-flight and post-flight inspections and/or recurring inspections and scheduled and/or non-scheduled maintenance, and (C) all inspections and other maintenance necessary for the Helicopter's operation under 14 CFR Parts 133, 135, and 137.

7. Surrender. Upon the expiration of this Agreement, Lessee shall return the Helicopter to Lessor in good repair, condition and mechanical working order and unless otherwise provided for herein shall pay for all parts, mechanisms, devices, or materials required to make it so at the time of surrender, ordinary wear and tear resulting from proper use thereof excepted, by delivering the Helicopter, at Lessee's cost and expense, to a specified mutually agreeable location in the contiguous 48 United States.

Additionally, the total valuation of the key components of the Helicopter used to determine the Delivery Component Value will be determined as of the date of surrender (the "**Surrender Component Value**"), by referencing Lessee's maintenance records and utilizing the baseline values set forth in the Component Summary. If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value. For illustrative purposes only, an example of the process described in this paragraph is attached hereto as Exhibit C (providing an example where Lessee pays Lessor) and Exhibit D (providing an example where Lessor pays Lessee).

8. Insurance. Lessee shall procure and continuously maintain insurance for all risk against loss of, or damage to, the Helicopter, and shall procure and continuously maintain liability and any other applicable property damage insurance. A copy of the coverages/policies maintained by Lessee has been provided to Lessor, and Lessor hereby agrees that such coverage is acceptable. Lessee shall provide reasonable evidence of such policy on an annual basis. Such policy shall name Lessor as additionally insured and shall also name Lessor as a loss

payee on the hull coverage. Lessee shall also provide Lessor with a certificate evidencing such insurance.

9. Mutual Indemnity. Each Party hereto (the "**Indemnifying Party**") will indemnify, defend and hold harmless the other Party hereto (the "**Indemnified Party**") and its affiliate companies, and its and their respective directors, officers, employees, agents, successors and assigns, from and against any and all third party claims, liabilities, obligations, costs, expenses and reasonable attorneys' fees (collectively, "**Damages**") arising out of or related to (a) the Indemnifying Party's actual or alleged breach of this Agreement (including, without limitation, any warranty, representation or obligation herein), and/or (b) any act, omission, conduct or negligence in connection with the Indemnifying Party's performance hereunder. This Section 9 will survive expiration or termination of this Agreement for any reason.

10. Default and Remedies. It shall be an Event of Default if Lessee or Lessor fails to observe, keep or perform any material provision of this Agreement required to be observed.

Upon the occurrence of an Event of Default by Lessor which is not cured within ten (10) days of receipt of written notice of the occurrence from Lessee, Lessee shall, as its sole and exclusive remedy, have the right to terminate this Agreement.

Upon the occurrence of an Event of Default by Lessee which is not cured within ten (10) days of receipt of written notice of the occurrence from Lessor, Lessor shall, as its sole and exclusive remedy, have the right to exercise any one or more of the following remedies:

(a) take possession of the Helicopter, without demand or notice, wherever it may be located, without court order or other process of law; and

(b) terminate this Agreement;

Nothing in the foregoing clause shall be construed to relieve Lessee of its obligations to pay all amounts due under the Aircraft Rental Rate.

11. Ownership and Rights. The Helicopter is, and shall at all times be and remain, the sole and exclusive property of Lessor. Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Agreement.

12. Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be effective for all purposes if hand-delivered to the Party designated below or if sent by (a) certified or registered United States mail, postage prepaid, (b) by expedited delivery service, either commercial or United States Postal Service, with proof of delivery, or (c) by facsimile (provided that such facsimile is confirmed by expedited delivery service or by mail in the manner previously described), addressed as follows:

If to Lessee:

Brim Equipment Leasing LLC
Attention: Julie Brim, President
Physical Address: 445 Dead Indian Memorial Rd, Ashland, OR 97520
Mailing Address: PO Box 3009, Ashland, OR 97520
Email: Julie@brimaviation.com

with a copy to Wexford Capital LP
411 West Putman Ave.
Greenwich, CT 06830
Attn: Legal
Email: legal@wexford.com

If to Lessor:

Air Rescue Systems Corporation
Mark Layton
Chief Financial Officer
14201 Caliber Drive, Suite 300
Oklahoma City, OK 73134
Phone: 405.563.9961
Email: mlayton@mammothenergy.com

With a copy to:

J. Matthew Thompson
Senior Counsel
14201 Caliber Drive, Suite 300
Oklahoma City, OK 73134
Phone: 405.286.2077
Email: matt.thompson@mammothenergy.com

With a copy to:

McAfee & Taft A Professional Corporation
Scott D. McCreary / John R. Chubbuck
10th Floor, Two Leadership Square
211 N Robinson
Oklahoma City OK 73102-7103
Phone: 405.235.9621
Email: Scott.mccreary@mcafeetaft.com
Email: john.chubbuck@mcafeetaft.com

or to such other address and person as shall be designated from time to time by Lessee or Lessor, as the case may be, in a written notice to the other in the manner provided for in this Section 12. The notice shall be deemed to have been given at the time of delivery if hand-delivered, or on the next business day after transmission if sent by confirmed facsimile, or in the case of registered or certified mail, on the third business day after deposit in the United States mail, or if by expedited delivery, upon the first attempted delivery on a business day. A Party receiving notice which

does not comply with the technical requirements for notice under this Section 12 may elect to waive any deficiencies and treat the notice as having been properly given.

13. Representations and Warranties of Lessee. Lessee represents and warrants as of the date hereof and during the entire term of this Agreement as follows:

(a) Lessee is a validly organized limited liability company under the laws of the State of Oregon, and the person executing on behalf of Lessee has full power and authority to execute this Agreement on behalf of Lessee and by such execution shall bind Lessee under this Agreement.

(b) No action, suit, or proceeding is currently pending or threatened against Lessee which shall in any material way affect Lessee's financial status as of the date thereof, or impair the execution, delivery, or performance by Lessee of this Agreement.

(c) The execution and delivery of this Agreement by Lessee and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessee's articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

(d) Lessee is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

(e) Lessee will not permit the Helicopter to be operated in any unsafe manner or contrary to any manual or instructions for the Helicopter or in material violation of the terms or conditions of any insurance policy covering the Helicopter or any applicable statute, regulation, ordinance, or other law.

14. Representations and Warranties of Lessor. Lessor represents and warrants as of the date hereof and during the entire term of this Agreement as follows:

(a) Lessor is a validly organized limited liability company under the laws of the State of Delaware, and has full power and authority to execute this Agreement on behalf of Lessor and by such execution shall bind Lessor under this Agreement.

(b) No action, suit, or proceeding is currently pending or threatened against Lessor which shall in any material way affect Lessor's financial status as of the date thereof, or impair the execution, delivery, or performance by Lessor of this Agreement.

(c) The execution and delivery of this Agreement by Lessor and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessor's articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

(d) Lessor is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

15. Assignment. Lessee shall not assign this Agreement or its interest in the Helicopter without prior written consent of Lessor. Any such attempted assignment shall be null and void.

16. Force Majeure. Non-performance of either Party shall be excused to the extent that performance is rendered impossible by acts of God, public enemies, war, civil disorder, labor disputes or strikes, fire, flood, explosion, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-conforming Party.

17. Waiver. In no event shall any Party be liable for any claimed indirect, special, incidental, consequential or punitive damages, or for any damages consisting of damages for loss of use, revenue, profit, business opportunities and the like, even if the Party had been advised of, or knew or should have known of, the possibility of such damages.

18. Governing Law. This Agreement has been delivered in the State of Delaware and shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.

19. Jurisdiction and Venue. Exclusive jurisdiction and venue over any and all disputes between the Parties arising under this Agreement shall be in, and for such purpose each Party hereby submits to the jurisdiction of, the state and federal courts serving the State of Oregon.

20. Severability. If any provision of this Agreement is or becomes illegal, invalid or void under any applicable state or federal law under which performance hereunder is required, such provision will be considered severable, and the remaining provisions hereof will not be impaired, and this Agreement will be interpreted as far as possible so as to give effect to its stated purpose.

21. Execution. This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute one and the same agreement. Facsimile or other electronically transmitted signatures of this Agreement will constitute original signatures. At the request of any Party, the Parties will confirm facsimile or other electronically transmitted signatures by signing an original document.

22. Further Assurances. Each Party agrees to execute and deliver such other documents and to do and perform such other acts and things as the other Party may reasonably request to carry out the intent and accomplish the purposes of this Agreement.

23. Exhibits. The Exhibits referenced in this Agreement are part of this Agreement as if fully set forth in this Agreement.

24. Entire Agreement. The Parties acknowledge that this Agreement is the complete and exclusive statement of the mutual understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all conflicting terms and conditions and all previous and contemporaneous written and oral agreements and communications relating to such subject matter. This Agreement may not be modified or amended except by a written amendment which states that it is intended to amend this Agreement and is executed by a duly authorized representative of each Party. This Agreement will be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

[signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

LESSOR:

Air Rescue Systems Corporation

By: ARTY STRAEHLA

Title: CEO

LESSEE:

Brim Equipment Leasing LLC

By: JULIE BRIM

Title: PRESIDENT

Exhibit A
Component Summary; Delivery Component Value

N902TX
As of 12/31/2019

Description	Part Number	Term	Component Life: Years	Component Life: Hours	Cost: Total (1)	Cost: $ / Day	Cost: $ / Hour	Last Done: Date	Last Done: Hobbs	Status: Days	Status: Hours	Next Due: Date	Next Due: Hobbs	Remaining: Days	Remaining: Hours	Key Component Value (2): Days	Key Component Value (2): Hours	Key Component Value (2): Total
Engine Fire Bottles (set of 2)	900P3590000-10	Retire	5	–	$35,000	$19.18	–	03/15/18	–	906	–	3/15/2023	–	1,170	–	$22,438	–	$22,438
Hydraulic Pump Assy	900H3921501-10	Overhauled	–	4,000	$84,500	–	$21.13		3,747	–	3,305		7,747	–	695	–	$14,590	$14,590
Damper Assy LDG Gear (3)	900F3301540-10	Retire	–	30,000	$58,500	–	$1.95		83	–	21,150		30,083	–	8,850	–	$17,258	$17,258
Starter/Generator	23081-070	Overhauled	–	1,200	$24,000	–	$20.00		9,305	–	747		7,805	–	454	–	$9,070	$9,070
Blade Assy, M/R (set of 5)	900R1150003-10	Retire	–	11,403	$835,500	–	$72.91		5,503	–	5,037		13,424	–	6,373	–	$464,593	$464,593
Flexbeam Assy, M/R (set of 5)	900R1153001-11	Retire	–	10,000	$330,000	–	$33.00		2,138	–	3,914		13,138	–	6,086	–	$237,370	$237,370
Upper Hub Assy, M/R	900R2101005-10	Overhauled	-	10,000	$19,000	–	$1.90		4,445	–	2,777		14,275	–	7,223	–	$13,725	$13,725
Lower Hub Assy, M/R	900R2101008-10	Overhauled	-	10,750	$10,000	–	$0.93		8	–	7,019		10,752	–	3,701	–	$3,443	$3,443
Swashplate Assy, Rotating	900C2010188-10	Retire	–	6,808	$18,500	–	$2.72		6,036	–	114		13,746	–	6,654	–	$18,181	$18,191
Swashplate Assy, Non-Rotating	900C2010192-11	Retire	–	1,200	$12,500	–	$10.42		6,938	–	836		7,413	–	364	–	$3,789	$3,789
BRG, Angular Contact, M/R Swashplate	900C3010100-10	Retire	–	2,000	$38,500	–	$19.25		6,938	–	114		8,835	–	1,886	–	$36,313	$36,313
BRG, Plain, Spherical/Slider M/R	900C3010042-10	Retire	–	12,807	$98,500	–	$7.69		6,938	–	114		19,745	–	12,693	–	$97,626	$97,626
M/R Transmission Assy	900D1400006-10	Overhauled	–	3,000	$418,000	–	$139.33		8,096	–	955		9,096	–	2,045	–	$284,877	$284,877
Fan Blade Assy Notar (set of 13)	900R2442012-10	Retire	–	3,800	$25,500	–	$6.71		6,849	–	288		10,555	–	3,534	–	$23,712	$23,712
Fan Tension-Torsion Strap (set of 13)	900R5442009-10	Retire	–	1,200	$33,000	–	$27.50		6,414	–	638		7,614	–	562	–	$15,456	$15,456
Engine Overhaul (1 of 2)	3053454-01	Overhauled	–	3,500	$550,000	–	$157.14		–	–	920		3,500	–	2,580	–	$405,383	$405,383
Engine Overhaul (2 of 2)	3053454-01	Overhauled	–	3,500	$550,000	–	$157.14		–	–	726		3,500	–	2,774	–	$435,880	$435,880
																		[illegible]

(1) Indicative current cost data provided by component vendors or OEM
(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour
(3) Based on # of landings

Exhibit B Aircraft
Rental Amount

Aircraft Rental Rate: $317 per each flight hour

In determining the monthly Aircraft Rental Rate for the Helicopter, flight hours will be determined based on monthly average flight hours of all MD 902 aircraft (including the Helicopter) which are owned or leased in any particular month by Lessee (prorated for partial month ownership/leasing), and not on actual flight hours of solely the Helicopter.

For illustrative purposes only, the following examples are included:

<u>Example 1</u>: In a particular month, Lessee owns or leases a total of four MD 902 aircraft, including the Helicopter.

The actual usage of each aircraft is as follows:

Helicopter = 50 flight hours
Aircraft No. 2 = 100 flight hours
Aircraft No. 3 = 90 flight hours
Aircraft No. 4 = 0 flight hours

Average flight hour utilization per aircraft = (50 + 100 + 90 + 0) / 4 = 240 / 4 = 60 flight hours

The Aircraft Rental Rate for the Helicopter for such month = 60 hours x $317 = $19,020

<u>Example 2</u>: In a particular month, Lessee owns or leases a total of four MD 902 aircraft, including the Helicopter.

The actual usage of each aircraft is as follows:

Helicopter = 0 flight hours
Aircraft No. 2 = 100 flight hours
Aircraft No. 3 = 100 flight hours
Aircraft No. 4 = 0 flight hours

Average flight hour utilization per aircraft = (0 + 100 + 100 + 0) / 4 = 200 / 4 = 50 flight hours

The Aircraft Rental Rate for the Helicopter for such month = 50 hours x $317 = $15,850

Exhibit C

Illustrative Example of Surrender Calculations – Lessee Pays Lessor Key Component Value Difference

N902TX

As of 12/31/2019

			Summary of MD 902 Component Information						Delivery Component Value			Surrender Component Value			Payment At End of Lease (4, 5)		
			Component Life		Cost				Key Component Value (2)			Key Component Value (2)					
Description	Part Number	Term	Years	Hours	Total (1)	$ / Day	$ / Hour		Days	Hours	Total	Days	Hours	Total	Cobra Payments	Brim Payments	Net Cobra / (Brim)
Engine Fire Bottles (set of 2)	900P3690000-10	Retire	5	–	$35,000	$19.18	–		$22,438	–	$22,438	$31,086	–	$31,088	$8,648	–	$8,648
Hydraulic Pump Assy	900H3321501-10	Overhauled	–	4,000	$84,500	–	$21.13		–	$14,690	$14,690	–	$13,221	$13,221	–	($1,469)	($1,469)
Damper Assy LDG Gear (3)	900F3351040-10	Retire	–	30,000	$58,500	–	$1.95		–	$17,258	$17,258	–	$15,532	$15,532	–	($1,726)	($1,726)
Starter/Generator	23081-070	Overhauled	–	1,200	$24,000	–	$20.00		–	$9,070	$9,070	–	$8,163	$8,163	–	($907)	($907)
Blade Assy, M/R (set of 5)	900R1150003-10	Retire	–	11,460	$835,500	–	$72.91		–	$464,593	$464,593	–	$418,134	$418,134	–	($46,459)	($46,459)
Flexbeam Assy, M/R (set of 5)	900R1103001-11	Retire	–	10,000	$390,000	–	$39.00		–	$237,370	$237,370	–	$213,633	$213,633	–	($23,737)	($23,737)
Upper Hub Assy, M/R	900R2101005-10	Overhauled	–	10,000	$19,000	–	$1.90		–	$13,725	$13,725	–	$12,352	$12,352	–	($1,372)	($1,372)
Lower Hub Assy, M/R	900R2101009-10	Overhauled	–	10,760	$10,000	–	$0.93		–	$3,443	$3,443	–	$3,098	$3,098	–	($344)	($344)
Swashplate Assy, Rotating	900C2010188-15	Retire	–	6,800	$18,500	–	$2.72		–	$18,191	$18,191	–	$16,372	$16,372	–	($1,819)	($1,819)
Swashplate Assy, Non-Rotating	900C2010182-11	Retire	–	1,200	$12,500	–	$10.42		–	$3,789	$3,789	–	$3,410	$3,410	–	($379)	($379)
BRG, Angular Contact M/R Swashplate	900C3010109-10	Retire	–	2,000	$38,500	–	$19.25		–	$36,313	$36,313	–	$32,682	$32,682	–	($3,631)	($3,631)
BRG, Plain, Spherical/Slicer M/R	900C3010042-10	Retire	–	12,807	$98,500	–	$7.69		–	$97,628	$97,628	–	$87,864	$87,864	–	($9,763)	($9,763)
M/R Transmission Assy	900D1400006-10	Overhauled	–	3,000	$418,000	–	$139.33		–	$294,877	$294,877	–	$256,389	$256,389	–	($28,488)	($28,488)
Fan Blade Assy Notar(set of 13)	900R2442012-10	Retire	–	3,800	$25,500	–	$6.71		–	$23,712	$23,712	–	$21,341	$21,341	–	($2,371)	($2,371)
Fan Tension-Torsion Strap (set of 13)	900R6442009-10	Retire	–	1,200	$33,000	–	$27.50		–	$15,456	$15,456	–	$13,911	$13,911	–	($1,546)	($1,546)
Engine Overhaul (1 of 2)	3053654-01	Overhauled	–	3,500	$550,000	–	$157.14		–	$405,383	$405,383	–	$364,845	$364,845	–	($40,538)	($40,538)
Engine Overhaul (2 of 2)	3053654-01	Overhauled	–	3,500	$550,000	–	$157.14		–	$435,880	$435,880	–	$392,292	$392,292	–	($43,588)	($43,588)
											[illegible]			[illegible]			($199,408)

(1) Indicative current cost data provided by component vendors or OEM

(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour

(3) Based on # of landings

(4) At the end of the lease term or end of early lease termination, the net Cobra or Brim payment is calculated by taking the Surrender Component Value minus the Delivery Surrender Value

(5) If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value

Exhibit D

Illustrative Example of Surrender Calculations – Lessor Pays Lessee Key Component Value Difference

N902TX

As of 12/31/2019

			Summary of MD 902 Component Information					Delivery Component Value			Surrender Component Value			Payment At End of Lease (4, 5)		
			Component Life		Cost			Key Component Value (2)			Key Component Value (2)					
Description	Part Number	Term	Years	Hours	Total (1)	$ / Day	$ / Hour	Days	Hours	Total	Days	Hours	Total	Cobra Payments	Brim Payments	Net Cobra / (Brim)
Engine Fire Bottles (set of 2)	900P3690000-10	Retire	5	–	$35,000	$19.19	–	$22,438	–	$22,438	$31,088	–	$31,088	$8,649	–	$8,649
Hydraulic Pump Assy	900H3821601-10	Overhauled	–	4,000	$84,500	–	$21.13	–	$14,690	$14,690	–	$16,159	$16,159	$1,469	–	$1,469
Damper Assy LDG Gear (3)	900F3361040-10	Retire	–	30,000	$58,500	–	$1.95	–	$17,258	$17,258	–	$18,983	$18,983	$1,726	–	$1,726
Starter/Generator	23091-070	Overhauled	–	1,200	$24,000	–	$20.00	–	$9,070	$9,070	–	$9,977	$9,977	$907	–	$907
Blade Assy, M/R (set of 5)	900R1153003-10	Retire	–	11,460	$835,500	–	$72.91	–	$464,593	$464,593	–	$511,052	$511,052	$46,459	–	$46,459
Flexbeam Assy, M/R (set of 5)	900R1103001-11	Retire	–	10,000	$390,000	–	$39.00	–	$237,370	$237,370	–	$261,107	$261,107	$23,737	–	$23,737
Upper Hub Assy, M/R	900R2101005-10	Overhauled	–	10,000	$19,000	–	$1.90	–	$13,725	$13,725	–	$15,097	$15,097	$1,372	–	$1,372
Lower Hub Assy, M/R	900R2101006-10	Overhauled	–	10,750	$10,000	–	$0.93	–	$3,443	$3,443	–	$3,787	$3,787	$344	–	$344
Swashplate Assy, Rotating	900C2010189-10	Retire	–	6,838	$18,600	–	$2.72	–	$18,191	$18,191	–	$20,010	$20,010	$1,819	–	$1,819
Swashplate Assy, Non-Rotating	900C2010192-11	Retire	–	1,200	$12,500	–	$10.42	–	$3,789	$3,789	–	$4,168	$4,168	$379	–	$379
BRG, Angular Contact, M/R Swashplate	900C2010190-10	Retire	–	2,000	$30,500	–	$15.25	–	$36,313	$36,313	–	$39,944	$39,944	$3,631	–	$3,631
BRG, Plain, Spherical/Slider M/R	900C3010042-10	Retire	–	12,607	$96,500	–	$7.65	–	$97,626	$97,626	–	$107,389	$107,389	$9,763	–	$9,763
M/R Transmission Assy	900D1400006-10	Overhauled	–	3,000	$418,000	–	$139.33	–	$284,877	$284,877	–	$313,364	$313,364	$28,488	–	$28,488
Fan Blade Assy Notar (set of 13)	900R2442012-10	Retire	–	3,500	$23,500	–	$6.71	–	$23,712	$23,712	–	$26,083	$26,083	$2,371	–	$2,371
Fan Tension-Torsion Strap (set of 13)	900R6442003-10	Retire	–	1,200	$33,000	–	$27.50	–	$15,456	$15,456	–	$17,002	$17,002	$1,546	–	$1,546
Engine Overhaul (1 of 2)	3053654-01	Overhauled	–	3,500	$550,000	–	$157.14	–	$405,383	$405,383	–	$445,921	$445,921	$40,538	–	$40,538
Engine Overhaul (2 of 2)	3053654-01	Overhauled	–	3,500	$550,000	–	$157.14	–	$435,880	$435,880	–	$479,468	$479,468	$43,588	–	$43,588
										[illegible]			[illegible]			$216,787

(1) Indicative current cost data provided by component vendors or OEM

(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour

(3) Based on # of landings

(4) At the end of the lease term or end of early lease termination, the net Cobra or Brim payment is calculated by taking the Surrender Component Value minus the Delivery Surrender Value

(5) If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value

Exhibit E
Run Sheets

BRIM AVIATION

BRIM AVIATION
P O BOX 3008
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

N902TX

GENERAL DETAILS

Operator: Brim Aviation	#1 Engine Type:	
Serial No: 900-00092	Part No: 3053654-01	Part No: 3053654-01
A/C Type: MD 902	Serial No: PCEBG-0096	Serial No: PCE-BG0118
Year: 0000-00-00		
Flight Manual Revision:		
Empty Weight (kg): 4311.00		

MAINTENANCE DETAILS

Date Of Values: 12-11-2019

Airframe:	7051.45 hours	87.90 hook hours	436.00 hoist cycles	21233.00 landings
Engine 1:	920.29 hours	6134.00 Impeller cycles	6693.00 CT cycles	6702.00 PT cycles
Engine 2:	726.22 hours	3601.00 Impeller cycles	342.00 CT cycles	6262.00 PT cycles
RINs:	0.00			

BRIM AVIATION
P O BOX 3038
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N902TX DATE: 12-11-2019 PAGE NO: 2

Inspection Type	Inspection	Reference	Period	Last Done	Next Due	Remaining
General	Cockpit Fire Extinguisher		30 Days	12-04-2019	01-03-2020	4 Days
System and Equipment Inspections		**Reference**	**Period**	**Last Done**	**Next Due**	**Remaining**
Lubrication	Hoist Gearbox lube		12 Months	01-09-2019	01-09-2020	10 Days
MD Helicopter Inspections IAW RMM 05-20-20		**Reference**	**Period**	**Last Done**	**Next Due**	**Remaining**
General	INSPECTION 1 (NOSE & COCKPIT)		12 Months	01-21-2019	01-31-2020	32 Days
General	50 Hour Special Inspection		50 Airframe Hours	7033.62	7083.62	32.17 Hours
General	100 Hour Special Inspection		100 Airframe Hours	7000.01	7100.01	48.56 Hours
General	INSPECTION 2 (CABIN COMP.)		12 Months	04-29-2019	04-29-2020	121 Days
General	6 Month Special Inspection		6 Months	11-17-2019	05-17-2020	139 Days
Scheduled Inspection	1 Year 75 Micron CB filter change	MD900 RMM 63-21-00	12 Months	05-28-2019	05-28-2020	150 Days
General	INSPECTION 3 (MR & UPR DECK)		12 Months	07-03-2019	07-03-2020	186 Days
Scheduled Inspection	1 Year Drive Ring Inspection	MD900 RMM 52-20-00	12 Months	07-26-2019	07-26-2020	209 Days
General	400 Hour Special Inspection		400 Airframe Hours	6823.29	7223.29	171.84 Hours
General	INSPECTION 4 (LANDING GEAR)		12 Months	08-25-2019	08-25-2020	239 Days
General	Emergency Locator Transmitter Inspection	IAW FAR 91.207 (d)	12 Months	10-07-2019	10-07-2020	282 Days
General	INSPECTION 5 (POWERPLANT)		12 Months	10-07-2019	10-07-2020	282 Days
General	5 Year Special Inspection		60 Months	10-15-2015	10-15-2020	290 Days
General	300 Hour Special Inspection		300 Airframe Hours	7007.82	7307.82	256.37 Hours
Engine Scheduled	12 MONTH INSPECTION ENGINE 1		12 Months	11-17-2019	11-17-2020	323 Days
Engine Scheduled	12 MONTH INSPECTION ENGINE 2		12 Months	11-17-2019	11-17-2020	323 Days
General	1 Year Special Inspection		12 Months	11-17-2019	11-17-2020	323 Days
General	500 Hour/ 1 Year Special Inspection		12 Months	11-17-2019	11-17-2020	323 Days
Airframe Inspection	Full AD Audit		1 Years	11-17-2019	11-17-2020	323 Days
Limitation Note: Fully Audit all AD's and verify compliance, also verify that there are no new AD's						
Servicing	Engine #1 Oil filter change		800 Engine1 Hours	395.87	1195.87	275.58 Hours
Servicing	Engine #2 Oil filter change		800 Engine2 Hours	201.90	1001.90	275.68 Hours
General	1200 Hour Special Inspection		1200 Airframe Hours	6129.97	7329.97	278.52 Hours
General	600 Hour Special Inspection		600 Airframe Hours	6730.80	7329.97	278.52 Hours
Servicing	600hr M/R Gearbox oil change	MD900 RMM 12-00-00	600 Airframe Hours	6730.80	7330.80	279.35 Hours
General	INSPECTION 6 (BAGGAGE, T/B EMP.)		12 Months	12-16-2019	12-16-2020	352 Days
General	Transponder System Inspection	14 CFR 91.413	24 Months	11-30-2018	12-31-2020	367 Days
General	Pitot-Static System Inspection	14 CFR 91.411	24 Months	11 30 2018	12-31-2020	367 Days
General	1000 Hour Special Inspection		1000 Airframe Hours	6413.54	7413.54	362.09 Hours
General	5000 Hour Special Inspection Completed (2500 hours thereafter)		2500 Airframe Hours	4963.84	7463.84	412.39 Hours
General	Aircraft Re-Weigh		36 Months	06-20-2018	06-20-2021	538 Days
Scheduled Inspection	2 Year Upper and Lower bearing regrease	MD900 RMM 62 20 00	24 Months	07-26-2019	07-26-2021	574 Days
General	500 Hour/ 1 Year Special Inspection		500 Airframe Hours	7033.62	7533.62	482.17 Hours
Lubrication	FAN SUPPORT SHAFT BEARING REGREASE		600 Airframe Hours	6937.83	7537.83	486.38 Hours
MD Helicopter Inspections IAW RMM 05-20-10		**Reference**	**Period**	**Last Done**	**Next Due**	**Remaining**
Lubrication	FAN PITCH BEARING REGREASE		600 Airframe Hours	6937.83	7537.83	486.38 Hours
Servicing	600hr AC Compressor Gearbox Servicing	MD900 RMM 12-00-00	600 Airframe Hours	6954.15	7554.15	502.70 Hours
Scheduled Inspections	2 Year Swashplate upper bearing inspection	MD900 RMM 62-30-00	24 Months	10-07-2019	10-07-2021	647 Days

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1006
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

General	2 Year Special Inspection	24 Months	11-17-2019	11-17-2021	688 Days
ENGINE					
Engine Scheduled	800 HR. INSPECTION ENGINE 1	800 Engine1 Hours	902.46	1702.46	782.17 Hours
Engine Scheduled	800 HR. INSPECTION ENGINE 2	800 Engine2 Hours	708.48	1508.48	782.26 Hours
General	2000 Hour Special Inspection	2000 Airframe Hours	5817.44	7844.95	793.50 Hours

Airframe Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
42325-12-0	Rescue Hoist	40307	0.00	On Condition	N/A	On Condition	N/A
42315-439 (LL)	HOIST CABLE	S95-156	0.00	1500 Airframe Hoist Cycles	0.00	1500.00	1064.00 Cycles LL
42315-281	CABLE CUTTER CARTRIDGE	6098	0.00	5 Years	08-01-2016	08-01-2021	580.00 Days
900P3690000-101	ENGINE FIRE BOTTLE	0450	0.00	5 Years	03-15-2018	03-15-2023	1171.00 Days
900P3690000-101	ENGINE FIRE BOTTLE	0451	0.00	5 Years	03-15-2018	03-15-2023	1171.00 Days
900P3690001-101	CARTRIDGE, ENGINE FIRE EX, PRIMARY	01041A	0.00	10 Years	02-01-2018	02-01-2028	2955.00 Days
900P3690001-101	CARTRIDGE, ENGINE FIRE EX. PRIMARY	01057	0.00	10 Years	06-01-2017	06-01-2027	2710.00 Days
900P3690002-101	CARTRIDGE, ENGINE FIRE EX. SECONDARY	00921	0.00	10 Years	04-01-2016	04-01-2026	2284.00 Days
900P3690002-101	CARTRIDGE, ENGINE FIRE EX. SECONDARY	00931	0.00	10 Years	07-01-2016	07-01-2026	2375.00 Days
900H3821501-105	HYDRAULIC PUMP ASSY	MX727731	0.00	4000 Airframe Hours	3648.73	7648.73	597.28 Hours
900H3821501-105	HYDRAULIC PUMP ASSY	MX711301	0.00	4000 Airframe Hours	3844.95	7844.95	793.50 Hours
900F3361040-107 (LL)	DAMPER ASSY, LDG GEAR,	004736-0290	0.00	30000 Airframe Landings	83.00	30083.00	8850.00 Landings LL
900F3361040-107 (LL)	DAMPER ASSY, LDG GEAR,	004736-0292	0.00	30000 Airframe Landings	83.00	30083.00	8850.00 Landings LL
23081-070	STARTER / GENERATOR,	P1127	0.00	1200 Airframe Hours	6685.50	7885.50	834.05 Hours
23081-070	STARTER / GENERATOR,	P1021	0.00	1200 Airframe Hours	5924.40	7124.40	72.95 Hours
900R1150003-101	BLADE ASSEMBLY, M/R	009999-0677	6205.66	11460 Airframe Hours	6547.60	11801.94	4750.49 Hours
900R1150003-401	BLADE ASSEMBLY, M/R	6056-0278	2620.50	11460 Airframe Hours	6490.97	15330.47	8279.02
900R1150003-101	BLADE ASSEMBLY, M/R	009999-0675	4973.02	11460 Airframe Hours	4963.84	11450.82	4399.37 Hours
900R1150002-101	BLADE ASSEMBLY, M/R	009999-0573	1811.68	11460 Airframe Hours	4963.84	14612.16	7560.71 Hours
900R1150002-101	BLADE ASSEMBLY, M/R	009999-0568	4083.17	11460 Airframe Hours	6547.60	13924.43	6872.98 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-2002	0.00	10750 Airframe Hours	4445.48	15195.48	8144.03 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-2004	0.00	10750 Airframe Hours	4445.48	15195.48	8144.03 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1836	815.44	10750 Airframe Hours	4445.48	14380.04	7328.58 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1847	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1918	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1870	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1846	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1919	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1881	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R3100001-103	BLADE RETENTION BOLT, M/R	5510-1889	815.44	10750 Airframe Hours	4445.48	14380.04	7328.59 Hours
900R1102001-115	FLEXBEAM ASSY, M/R	6029-0881	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R1102001-115	FLEXBEAM ASSY, M/R	6029-0746	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-0669	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-0978	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R1103001-115	FLEXBEAM ASSY, M/R	6029-0958	0.00	10000 Airframe Hours	3844.18	13844.18	6792.73 Hours

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N902TX DATE: 12-11-2019 PAGE NO: 4

900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0198	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0332	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0316	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0321	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R2100005-109	DAMPER CAP- UPPER, M/R	5009-0329	0.00	10000 Airframe Hours	2961.27	12961.27	5909.82 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	007803-0377	3.69	10000 Airframe Hours	5.86	10002.17	2950.72 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	007803-0370	3.69	10000 Airframe Hours	5.86	10002.17	2950.72 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	007803-0365	3.69	10000 Airframe Hours	5.86	10002.17	2950.72 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	007803-0355	3.69	10000 Airframe Hours	5.86	10002.17	2950.72 Hours
900R2100006-103	DAMPER CAP- LOWER, M/R	007803-0345	3.69	10000 Airframe Hours	5.86	10002.17	2950.72 Hours
900R3100002-105	DAMPER, M/R	LK2309	4.18	4095 Airframe Hours	4091.54	8182.36	1130.91 Hours
900R3100002-105	DAMPER, M/R	LK2340	4.18	4095 Airframe Hours	4091.54	8182.36	1130.91 Hours
900R3100002-105	DAMPER, M/R	LK2600	4.18	4095 Airframe Hours	4091.54	8182.36	1130.91 Hours
900R3100002-105	DAMPER, M/R	LK2597	4.18	4095 Airframe Hours	4091.54	8182.36	1130.91 Hours
900R3100002-105	DAMPER, M/R	LK2473	0.00	4095 Airframe Hours	4091.54	8186.54	1135.09 Hours
900R3100002-105	DAMPER, M/R	LK2260	0.00	4095 Airframe Hours	4091.54	8186.54	1135.09 Hours
900R3100002-105	DAMPER, M/R	LK2542	0.00	4095 Airframe Hours	4091.54	8186.54	1135.09 Hours
900R3100002-105	DAMPER, M/R	LK2493	0.00	4095 Airframe Hours	4091.54	8186.54	1135.09 Hours
900R3100002-105	DAMPER, M/R	LK2512	0.00	4095 Airframe Hours	4091.54	8186.54	1135.09 Hours
900R3100002-105	DAMPER, M/R	LK2521	0.00	4095 Airframe Hours	4091.54	8186.54	1135.09 Hours
900R2100003-101	HUB RETENTION NUT, M/R	007803-0133	0.00	10000 Airframe Hours	0.00	10000.00	2948.55 Hours
900R2101004-101	HUB LINER, MAIN ROTOR	5009-0061	0.00	20000 Airframe Hours	3648.73	23648.73	16597.28 Hours
900R2101008-107	UPPER HUB ASSY, MAIN ROTOR	5009-0063	170.60	10000 Airframe Hours	4445.48	14274.88	7223.43 Hours
900R2101008-107	LOWER HUB ASSY, MAIN ROTOR	007803-0101	3.69	10750 Airframe Hours	5.86	10752.17	3700.72 Hours
900R2101016-105	HUB PLATE, MAIN ROTOR	007803-0107	3.69	10000 Airframe Hours	5.88	10002.17	2950.72 Hours
900R2101012-133	STRIKER PLATE, DROOP STOP, M/R	5009-0001	0.00	10000 Airframe Hours	2879.10	12879.10	5827.65 Hours
900R2101012-133	STRIKER PLATE, DROOP STOP, M/R	5009-0005	0.00	10000 Airframe Hours	2879.10	12879.10	5827.65 Hours
900R2101012-133	STRIKER PLATE, DROOP STOP, M/R	5009-0062	0.00	10000 Airframe Hours	2879.10	12879.10	5827.65 Hours
900R2101012-133	STRIKER PLATE, DROOP STOP, M/R	5009-0090	0.00	10000 Airframe Hours	2879.10	12879.10	5827.65 Hours
900R2101012-133	STRIKER PLATE, DROOP STOP, M/R	5009-0098	0.00	10000 Airframe Hours	2879.10	12879.10	5827.65 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	5079-0011	0.00	1580 Airframe Hours	6220.80	7800.80	749.35 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	5079-0049	0.00	1580 Airframe Hours	6413.50	7993.50	942.05 Hours
900R2100001-103	SUPPORT, DROOP STOP, M/R	5009-1453	0.00	1580 Airframe Hours	6096.02	7676.02	624.57 Hours
900R2100001-105	SUPPORT, DROOP STOP, M/R	5009-1652	0.00	1580 Airframe Hours	6129.97	7709.97	658.52 Hours
900R2100001-103 (LL)	SUPPORT, DROOP STOP, M/R	5009-1420	0.00	1580 Airframe Hours	5871.03	7451.03	399.58 Hours LL
900C2010186-107	SWASHPLATE ASSY, ROTATING	5009-0188	0.00	6808 Airframe Hours	6937.83	13745.83	6694.38 Hours
900C2010192-113	SWASHPLATE ASSY, NON-ROT.	5009-0313	1322.64	1800 Airframe Hours	6937.83	7415.19	363.74 Hours
900C3010100-103	BRG, ANGULAR CONTACT, M/R SWASHPLATE	5824-0249	0.00	2000 Airframe Hours	6937.83	8937.83	1886.38 Hours
900C3010100-103	BRG, ANGULAR CONTACT, M/R SWASHPLATE	5824-0249	0.00	5 Years	10-07-2019	02-28-2022	791.00 Days
900C3010042-105	BRG, PLAIN, SPHERICAL/SLIDER M/R	5983-0016	0.00	12807 Airframe Hours	6937.83	19744.83	12693.38 Hours
900C2010203-105	LATERAL MIXER BELLCRANK	009999-0080	0.00	13000 Airframe Hours	0.00	13000.00	5948.55 Hours
900R2101017-105	DRIVE RING SET, M/R DRIVE LINK ATTACH	5009-00467	0.00	2890 Airframe Hours	6490.97	9380.97	2329.52 Hours
900F2401600-103	DECK FITTING ASSY, AFT TRUSS LH	001619-0052	0.00	19990 Airframe Hours	0.00	19990.00	12938.55 Hours
900F2401600-104	DECK FITTING ASSY, AFT TRUSS RH	001619-0054	0.00	19990 Airframe Hours	0.00	19990.00	12938.55 Hours
900D1400006-101	M/R TRANSMISSION ASSEMBLY	006219-0115	0.00	3000 Airframe Hours	6095.02	9095.02	2044.57 Hours

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N902TX DATE: 12-11-2019 PAGE NO: 5

900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1695	0.00	3800	Airframe Hours	6413.50	10213.50	3162.05 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1748	0.00	3800	Airframe Hours	6413.50	10213.50	3162.05 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1559	276.13	3800	Airframe Hours	7054.11	10577.98	3526.53 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1563	276.13	3800	Airframe Hours	7054.11	10577.98	3526.53 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1549	276.13	3800	Airframe Hours	7054.11	10577.98	3526.53 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1732	0.00	3800	Airframe Hours	6413.50	10213.50	3162.05 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1336	0.00	3800	Airframe Hours	6937.83	10737.83	3686.38 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1342	0.00	3800	Airframe Hours	6937.83	10737.83	3686.38 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1354	0.00	3800	Airframe Hours	6937.83	10737.83	3686.38 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1355	0.00	3800	Airframe Hours	6954.15	10754.15	3702.70 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1356	0.00	3800	Airframe Hours	6954.15	10754.15	3702.70 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1366	0.00	3800	Airframe Hours	6954.15	10754.15	3702.70 Hours
900R2442012-103	FAN BLADE ASSEMBLY, NOTAR	5146-1380	0.00	3800	Airframe Hours	6954.15	10754.15	3702.70 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2433	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2433	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2439	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2439	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2429	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2429	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2423	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2423	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2443	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2443	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2434	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2434	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2438	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2438	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2432	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2432	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2415	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2415	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2437	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2437	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2417	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2417	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2430	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2430	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2445	0.00	1200	Airframe Hours	6413.50	7613.50	562.05 Hours
900R6442009-103	FAN TENSION-TORSION STRAP	LK5294-2445	0.00	60	Months	06-07-2018	06-07-2023	1255.00 Days
900R2441013-109	FAN HUB, NOTAR	5009-0096	0.00	5000	Airframe Hours	6413.50	11413.50	4362.05 Hours
900R2443000-105 (L)	FAN PITCH PLATE, NOTAR	5009-0110	0.00	3527	Airframe Hours	5956.20	9483.20	2431.75 Hours LL
900R1441004-101	FAN SUPPORT ASSY, NOTAR	007803-0058	1197.24	10000	Airframe Hours	6954.15	15756.91	8705.46 Hours
900R2444003-101	COUPLING, FAN SHAFT, NOTAR	007803-0065	1197.24	10000	Airframe Hours	6954.15	15756.91	8705.46 Hours
900C3010081-101	SPRING ASSY-GRADIENT, LONG.	81	0.00	10000	Airframe Hours	0.00	10000.00	2948.55 Hours
900C3010082-101	SPRING ASSY-GRADIENT, LATERAL	93	0.00	10000	Airframe Hours	0.00	10000.00	2948.55 Hours

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1006
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

452-0133 (R)	ELT Battery	170-08187	0.00	5 Years	01-31-2019	01-31-2024	1493.00 Days R
900F2401300-133	STRUT ASSY, MID AFT TRUSS, LH	009999-0141	0.00	24158 Airframe Hours	0.00	24158.00	17106.55 Hours
900F2401300-134	STRUT ASSY, MID AFT TRUSS, RH	004452-0063	0.00	On Condition	N/A	On Condition	N/A
900C3010004-115	TRIM ACTUATOR ASSY, LONGITUDE	5535-0070	0.00	On Condition	N/A	On Condition	N/A
900C3010004-109	TRIM ACTUATOR ASSY, LATERAL	063715-0066	0.00	On Condition	N/A	On Condition	N/A
900F6341712-101	BELLCRANK - EMPENNAGE (R)	5009-0628	0.00	On Condition	N/A	On Condition	N/A
900F6341712-101	BELLCRANK - EMPENNAGE (R)	5009-0035	0.00	On Condition	N/A	On Condition	N/A

Engine 1 Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
3058672-01 (LL)	Impeller	A000RERM	0.00	15000 Engine1 Impeller Cycles	0.00	15000.00	8866.00 Cycles LL
3048999-01	Compressor Turbine Disc	A0013TRT	0.00	10000 Engine1 CT Cycles	0.00	10000.00	3307.00 Cycles
3044188-01	Power Turbine Disc	A0013YRE	0.00	15000 Engine1 PT Cycles	0.00	15000.00	8298.00 Starts
3045225-03	Fuel Pump	244	0.00	4000 Engine1 Hours	0.00	4000.00	3079.71 Hours
3053854-01 (OH)	Turbo Machinery/Reduction Gearbox	PCE-BG0096	0.00	3500 Engine1 Hours	0.00	3500.00	2579.71 OH
8063-114	Fuel Metering Unit/Fuel Managment Module	13184594	0.00	4000 Engine1 Hours	0.00	4000.00	3079.71 Hours

Engine 2 Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
3058872-01 (LL)	Impeller	A00287D0	0.00	15000 Engine2 Impeller Cycles	0.00	15000.00	11399.00 Cycles LL
3048999-01 (LL)	Compressor Turbine Disc	A00469Y8	0.00	10000 Engine2 CT Cycles	0.00	10000.00	9658.00 Cycles LL
3044188-01 (OH)	Power Turbine Disc	A0028CT0	0.00	15000 Engine2 PT Cycles	0.00	15000.00	8738.00 Starts OH
3053854-01	Turbo Machinery/Reduction Gearbox	PCE-BG0118	0.00	3500 Engine2 Hours	0.00	3500.00	2773.78 Hours
0970-001 (OH)	Fuel Pump	15185903	0.00	4000 Engine2 Hours	0.00	4000.00	3273.78 Hours OH
8063-114 (OH)	Fuel Metering Unit/Fuel Managment Module	12288088	0.00	4000 Engine2 Hours	0.00	4000.00	3273.78 OH

ADs

Types	Subject	AD Number	Based On	Period	Warning	Last Done	Next Due	Remaining
Repetitive ADs	174:5 year TT Strap	AD 2013-03-03 TT straps	Date (Years)	5	90 Days	06-07-2018	06-07-2023	1255
Repetitive ADs	170:Para (e)(2) Blade retention bolts visual inspection for gap between thrust washer and retainter.	AD 2013-20-16	Airframe Hours	300	30 Hours	7007.82	7307.82	256.37
Repetitive ADs	168:Remove paint around fleabeam bolts and inspect. Inspect Flexbeam pockets on upper hub.	AD 2017-17-03 12 month Insp	Date (Months)	12	1 Months	07-26-2019	07-26-2020	209
Repetitive ADs	159:Para (f)(1)(i)(ii) Inspection of MR flexbeam bolt holes and fillet seals.	AD 2017-17-03 MR flex beam bolt holes	Airframe Hours	100	30 Hours	7004.69	7104.69	53.24
Repetitive ADs	153:NDT MR Hub para (F) 3.i.	AD 2017-17-03	Airframe Hours	1000	100 Hours	6413.54	7413.54	362.09
Repetitive ADs	157:Para (d) and (g) remove drive plate and visually 10x inspect hub flange	AD 2002-10-05	Airframe Hours	300	30 Hours	7007.82	7307.82	256.37
Repetitive ADs	154:Para (c) & (d) TT Strap Visual and X-ray at intial 1200 hours on TT Straps then every 300 hours after	AD 2006-18-01	Airframe Hours	1200	200 Hours	6413.50	7613.50	562.05
Repetitive ADs	1:Para (c) and (g) Visual 10x Inspection of hub flange outer surface	AD2002-10-05 dated 06.19.2002	Airframe Hours	100	10 Hours	7004.69	7104.69	53.24